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                                                                    Exhibit 10.3










                    -----------------------------------------

                              AMENDED AND RESTATED

                                PLEDGE AGREEMENT

                            Dated as of March 7, 2001



                                      among


                                LENDINGTREE INC.,


                                DOUGLAS R. LEBDA

                                       and

                                   TARA LEBDA

                    -----------------------------------------

                              AMENDED AND RESTATED
                                PLEDGE AGREEMENT



           This AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement") is made as of this 7th day of March, 2001, among Douglas R. Lebda, a natural person residing in the State of North Carolina, Tara Lebda, a natural person residing in the State of North Carolina (together with Mr. Ledba, the "Pledgor"), and LendingTree, Inc., a Delaware corporation (the "Company").


                              W I T N E S S E T H :
                              - - - - - - - - - -


         WHEREAS, the Pledgor desires that the Company make certain loans in an aggregate principal amount of $2,400,000 (the "Loans") to Mr. Lebda;

         WHEREAS, it is a condition precedent to the Company making such loan to Mr. Lebda that Mr. Lebda execute and deliver to the Company a promissory note dated March 7, 2001, (the promissory note attached hereto as Exhibit A along with two amended and restated promissory notes dated as of March 7, 2001, collectively referred to as the "Notes") in favor of the Company as evidence of Mr. Lebda's obligation to repay the Loans;

         WHEREAS, Pledgor is a party to a lock-up agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, effective as of February 15, 2000 (the "Lock-up Agreement"), which, among other things, restricts the transferability of the shares for 180 days following an initial public offering of the Company's common stock;

         WHEREAS, it is a condition to the Company making such loans to Mr. Lebda that the Pledgor execute and deliver to the Company this Agreement; and

         WHEREAS, the Pledgor wishes to grant pledges, assignments and security interests in favor of the Company as herein provided;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



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SECTION 1. Definitions. Terms not otherwise defined herein have, as used herein, the respective meanings provided for in the Notes. The following additional terms, as used herein, have the following respective meanings:

         "Collateral" has the meaning assigned to such term in Section 3(A).

         "Company Stock" means the common stock and preferred stock of the Company, par value $0.01 per share Company listed on Schedule I hereto.

         "Loans" has the meaning assigned to such term in the recitals hereof.

         "Pledged Stock" means the Company Stock and any other capital stock required to be pledged to the Company pursuant to Section 3(B).

         "Secured Obligations" means (i) all principal of and interest (including, without limitation, fees, expenses or otherwise and any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Pledgor) on the Loans as evidenced by the Notes and (ii) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

         "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

         "Surplus" has the meaning assigned to such term in Section 9.

          Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

SECTION 2. Representations and Warranties.

          The Pledgor represents and warrants as follows:

         (A) Title to Pledged Securities. The Pledgor owns all of the Pledged Stock, free and clear of any Liens other than the Security Interests. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any person. The Pledgor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement and the Lock-up Agreement, which restricts in



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any manner the rights of any present or future holder of any of the Pledged
Stock with respect thereto.

         (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of the certificates representing the Pledged Stock to the Company in accordance with Section 4 hereof, the Company will have valid and perfected security interests in the Collateral subject to no prior lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. The Pledgor has not performed or will not perform any acts which might prevent the Company from enforcing any of the terms and conditions of this Agreement or which would limit the Company in any such enforcement.

         (C) UCC Filing Locations. The primary residence and principal place of business of Pledgor are located at the following address:

                           9313 Olivia Street
                           Charlotte, NC 28277

                           and

                           6701 Carmel Road, Suite 205
                           Charlotte, North Carolina 28226

SECTION 3. The Security Interests.

         In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Pledgor hereunder:

         (A) The Pledgor hereby assigns and pledges to the Company and grants to the Company a security interest in the Pledged Stock, and all of his rights and privileges with respect to the Pledged Stock (whether such rights are fully vested or may become fully vested in the future), and all income and profits thereon, and all dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing, in each case whether now owned or hereafter existing or in which Pledgor now has or hereafter acquires an interest (the "Collateral"). Contemporaneously with the execution and delivery hereof, the Pledgor is delivering certificates representing the Pledged Stock in pledge hereunder.



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         (B) In the event that the (i) Company at any time, in connection with the Pledged Stock, issues any additional or substitute shares of capital stock of any class, including, but not limited to, issuing unrestricted shares to replace restricted shares that have vested or (ii) the Pledgor exercises any or all of its options, warrants or other rights to acquire capital stock of the Company, the Pledgor will immediately pledge and deposit with the Company certificates representing all such shares (including any exercised options) as additional security for the Secured Obligations. All such shares constitute Pledged Stock and are subject to all provisions of this Agreement.

         (C) The Security Interests are granted as security only and shall not subject to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4. Delivery of Pledged Stock.

         All certificates representing Pledged Stock delivered to the Company by the Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Company.

SECTION 5. Non-Recourse Obligations.

         (A) The Company hereby agrees that, so long as the conditions set forth in Section 5(B) are satisfied, the Company's sole recourse for satisfaction of the Secured Obligations shall be to exercise its rights against the Collateral secured by this Agreement.

         (B) Conditions for Non-Recourse Status. (i) Mr. Lebda (x) is not terminated for Cause by the Company and (y) does not voluntarily terminate his employment for other than Good Reason, as those terms are defined in the Employment Agreement dated as of September 2, 1999, between the Company and Mr. Lebda; and (ii) Pledgor has exhausted all other capital stock of the Company directly or indirectly held by Pledgor, and all options or other rights to acquire capital stock of the Company, in satisfaction of the Secured Obligations.



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SECTION 6. Filing; Further Assurances.

         (A) The Pledgor agrees that it will, at its expense and in such manner and form as the Company may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary in order to create, preserve, perfect or validate any Security Interest or to enable the Company to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Pledgor hereby authorizes the Company to execute and file, in the name of the Pledgor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Company in its sole discretion may deem necessary to further perfect the Security Interests.

         (B) The Pledgor agrees that Pledgor will not change (i) Pledgor's name or (ii) the location of Pledgor's primary residence or principal place of business unless Pledgor shall have given the Company not less than 30 days' prior notice thereof.


SECTION 7. Right to Receive Distributions on Collateral.

         Prior to the occurrence of any Event of Default, the Pledgor shall be entitled to receive all cash dividends, if any, on the Pledged Stock. Upon the occurrence and during the continuance of an Event of Default, the Company shall be entitled to retain all dividends and other payments and distributions made upon or with respect to the Collateral and the Pledgor shall take all such action as the Company may deem necessary or appropriate to give effect to such right and all such dividends and other payments and distributions which are received by the Pledgor shall be received in trust for the benefit of the Company and shall, forthwith upon demand by the Company during the continuance of an Event of Default, be paid over to the Company as Collateral in the same form as received (with any necessary endorsement). After all Events of Default that shall have occurred have been cured, the Company's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Company shall pay over to the Pledgor any such Collateral retained by the Company during the continuance of an Event of Default. Any non-cash dividends and other payments or distributions shall be immediately pledged to the Company hereunder.

SECTION 8. General Authority.



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         The Pledgor hereby irrevocably appoints the Company its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Company, or otherwise, for the sole use and benefit of the Company, but at the expense of the Pledgor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Company were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Company shall give the Pledgor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company and the Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

SECTION 9. Sale of Pledged Stock.

         The Pledgor shall not sell, transfer or gift the Pledged Stock without the prior written consent (which consent shall not be unreasonably withheld) of the Company. In the event that the Pledgor sells a portion or all of the Pledged Stock, the Company will deliver to the buyer the corresponding number of shares of Pledged Stock against the aggregate amount of proceeds from such sale. In the event that the aggregate amount of proceeds from such sale exceeds the aggregate amount of principal and accrued interest (including, without limitation, fees, expenses or otherwise) then outstanding on the Loans (the "Surplus"), the Company shall pay the Pledgor the Surplus. If the aggregate amount of proceeds from such sale are less than the amount of principal and accrued interest (including, without limitation, fees,



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expenses or otherwise) then outstanding on the Loans, the Pledgor shall not remain liable for any deficiency. Notwithstanding anything to the contrary in this Section 9, any sale of the Pledged Stock by the Pledgor must be in accordance with the provisions and terms of the Lock-up Agreement.

SECTION 10. Remedies upon Event of Default.



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         If any Event of Default shall have occurred and be continuing, the
Company may exercise all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Company may, without being required to give any notice, except as herein provided or as may be required by applicable law,
(i) apply the cash, if any, then held by it as Collateral as specified in
Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Company may deem satisfactory. The Company may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Company is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Stock to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Stock, (ii) to cause to be placed on certificates for any or all of the Pledged Stock or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and
(iii) to impose such other limitations or conditions in connection with any such sale as the Company deems necessary or advisable in order to comply with said Act or any other law. The Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Company deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Company shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgor which may be waived, and the Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Company may fix in the notice of such sale. At



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any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Company may determine. The Company shall not be obligated to make any such sale pursuant to any such notice. The Company may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Company until the selling price is paid by the purchaser thereof, but the Company shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Company, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

SECTION 11. Expenses.

         The Pledgor agrees that it will forthwith upon demand pay to the
Company:

                  (i) the amount of any taxes which the Company may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Company may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Company of any of the rights conferred upon it hereunder or (z) any Event of Default.

SECTION 12. Limitation on Duty of Company in Respect of Collateral.



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         Beyond the exercise of reasonable care in the custody thereof, the
Company shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Company shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Company in good faith.

SECTION 13. Application of Proceeds.

         Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Company in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Company, and all expenses, liabilities and advances incurred or made by the Company in connection therewith, and any other unreimbursed expenses for which the Company is to be reimbursed pursuant to Section 12 of each Note or Section 11 hereof;

                  second, to the ratable payment of unpaid principal of the Secured Obligations;

                  third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Notes;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to the Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 14. Appointment of Agents.



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         At any time or times, in order to comply with any legal requirement in any jurisdiction, the Company may appoint a bank or trust company or one or more other persons, to act as agent or agents on behalf of the Company with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Company, include provisions for the protection of such agent or agents similar to the provisions of Section 14).

SECTION 15. Termination of Security Interests; Release of Collateral.

         Upon the repayment in full of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Pledgor. At any time and from time to time prior to such termination of the Security Interests, the Company may release any of the Collateral in accordance with its discretion. Upon any such termination of the Security Interests or release of Collateral, the Company will, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 16. Notices.

         (A) All notices, communications and distributions hereunder shall be given in accordance with Section 9 of each Note.

         (B) The Company agrees to use its reasonable efforts to provide written notice to the Pledgor at least ten (10) business days before any amounts become due under this Agreement or either Note. No failure by the Company to provide such notice shall excuse or waive the performance by the Pledgor of the Pledgor's obligations under this Agreement or the Notes.

SECTION 17. Waivers, Non-Exclusive Remedies.

         No failure on the part of the Company to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Company of any right under the Notes or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Notes are cumulative and are not exclusive of any other remedies provided by law.

SECTION 18. Successors and Assigns.



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         This Agreement is for the benefit of the Company and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement cannot be assigned by the Pledgor without the written consent of the Company and its successors and assigns.

SECTION 19. Changes in Writing.

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Pledgor and the Company.

SECTION 20. GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 21. WAIVER OF TRIAL BY JURY.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PLEDGOR HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

SECTION 22. Severability.

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Company in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.



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SECTION 23. Counterparts.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


                  [Remainder of page intentionally left blank]



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         IN WITNESS WHEREOF, the parties hereto have caused this Pledge
Agreement to be duly executed and delivered as of the day and year first above written.




                                                     By _______________________
                                                        Name:  Douglas R. Lebda


                                                     By _______________________
                                                        Name:  Tara Lebda


                                                          LENDINGTREE, INC.


                                                     By _______________________
                                                        Name:
                                                        Title:



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


                       SCHEDULE I TO AMENDED AND RESTATED
                                PLEDGE AGREEMENT


Attached to and forming a part of that certain Amended and Restated Pledge Agreement, dated as of March 7, 2001 made by Douglas R. Lebda to LendingTree, Inc.




                                 Pledged Shares
                                 --------------

                                    Class of Stock     Certificate                    Number of Shares
Pledgor           Issuer            or Interest        No(s).          Par Value      or Interest
-------           ------            --------------     -----------     ---------      ----------------
Douglas R.        LendingTree,      Common                             $0.01          168,133
Lebda             Inc.

Douglas  R.       LendingTree,      Preferred                          $0.01          200,000
Lebda             Inc.


[TO BE COMPLETED]



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                          EXHIBIT A TO PLEDGE AGREEMENT

                                 Promissory Note

                                  See Attached



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